SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

    Current Report Pursuant To Section 13 Or 15(d) Of The Securities Exchange
                                  Act Of 1934

         Date of Report (Date of Earliest Event Reported) July 23, 2003

                            ------------------------

                             FOUNDRY NETWORKS, INC.

             (Exact name of registrant as specified in its charter)

                                    000-26689
                            (Commission File Number)

           Delaware                                       77-0431154
(State or Other Jurisdiction of             (I.R.S. Employer Identification No.)
       Incorporation)

                                2100 Gold Street
                                 P.O. Box 649100
                             San Jose, CA 95164-9100
             (Address of principal executive offices, with zip code)


                                 (408) 586-1700
                         (Registrant's telephone number,
                              including area code)
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits:

             99.1 Press Release of Foundry Networks, Inc. dated July 23, 2003.

Item 9.  Regulation FD Disclosure.

In accordance with SEC Release No. 33-8216, the following information, which is intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead being furnished under "Item 9. Regulation FD Disclosure." The following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On July 23, 2003, Foundry Networks, Inc. (the "Company") reported its financial results for the three month period ended June 30, 2003. The Company issued press release announcing these financial results is attached hereto as Exhibit 99.1 pursuant to Item 12 of Form 8-K.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         FOUNDRY NETWORKS, INC.



Date:  July 23, 2003                     By:  /s/ Timothy D. Heffner
                                              -------------------------------
                                              Timothy D. Heffner
                                              Vice President, Finance and
                                              Administration, Chief Financial
                                              Officer (Principal Financial and
                                              Accounting Officer)

                             FOUNDRY NETWORKS, INC.

                                INDEX TO EXHIBITS


Exhibit Number                             Description
--------------                             -----------
    99.1            Press Release of Foundry Networks, Inc. dated July 23, 2003.